FREMONT INSTITUTIONAL
                              U.S. MICRO-CAP FUND


     The following supplements the section "HOW TO INVEST" on page 6 of the Prospectus March 1, 1999.

     Effective immediately, the minimum initial investment for the Fremont Institutional U.S. Micro-Cap Fund is $250,000 for both regular accounts and IRA accounts. Each subsequent investment in the Fund must be $5,000 or more.